Prospectus supplement dated February 11, 2016
to the following prospectus(es):
BOA IV, BOA America's Vision Annuity, BOA America's Future Annuity, Key Future, NEA Valuebuilder Future, America's Future Horizon Annuity, BOA America's Exclusive Annuity II, BOA V, NEA Valuebuilder Select, BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, NLIC Options Plus, NLIC Options Premier, NLIC Options, Nationwide YourLife Protection VUL - NLAIC, Marathon Performance VUL, Nationwide YourLife Accumulation VUL - NLAIC, and Nationwide YourLife Survivorship VUL prospectus dated May 1, 2015
BOA America's Income Annuity prospectus dated May 1, 2014
Marathon VUL (NLAIC), BOA Choice Annuity, and Paine Webber Choice Annuity prospectus dated May 1, 2013
BOA Last Survivorship II, BOA ChoiceLife Survivorship, Next Generation Survivorship Life, BOA Protection Survivorship Life, BOA ChoiceLife Protection, and BOA ChoiceLife Survivorship II prospectus dated May 1, 2009
Nationwide Enterprise The Best of America Annuity, Market Street VIP/2 Annuity (NLAIC), BOA MSPVL, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, Survivor Options Premier (NLIC), NLIC Survivor Options Elite, Survivor Options Premier (NLAIC), and Options Premier (NLAIC) prospectus dated May 1, 2008
America's Vision Plus Annuity, America's Vision Annuity, and BOA Exclusive Annuity prospectus dated May 1, 2004
ElitePRO LTD and ElitePRO Classic prospectus dated May 1, 2003
BOA InvestCare, BOA SPVL, BOA Last Survivor FPVUL, Options VL (NLAIC), Market Street VIP/2 Annuity (NLIC), and Multi-Flex FPVUL prospectus dated May 1, 2002
Options VIP Annuity (NLAIC) prospectus dated May 1, 2001
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In December, 2015, the Board of Trustees (the "Board") of the Nationwide Variable Insurance Trust (the "Trust"), on behalf of the Nationwide Variable Insurance Trust – NVIT Growth Fund: Class I and the Nationwide Variable Insurance Trust – NVIT Growth Fund: Class IV (collectively, the "Target Fund") and the Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class I ("Acquiring Fund"), approved the Plan of Reorganization whereby all of the Target Fund's assets will be transferred to the Acquiring Fund (the "Transaction"). The Transaction will result in Class I and Class IV shares of the Target Fund being exchanged for Class I shares of the Acquiring Fund equal in value to (but having a different price per share than) shares of the Target Fund.
The proposed Transaction is subject to approval by the shareholders of the Target Fund at a shareholders’ meeting expected to be held on or about March 29, 2016. If approved, the Transaction is expected to occur at the close of business on April 22, 2016. Therefore, effective on or about April 23, 2016, any allocations to the Target Fund are transferred to the Acquiring Fund.
GWP-0584